44867 7/98
Prospectus Supplement
dated July 13, 1998 to:
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Putnam Diversified Equity Trust
Prospectus dated June 30, 1998

The following is inserted at the end of the section entitled "How the fund pursues its objective - Futures and options."

Swap Agreements

The fund may enter into "over-the-counter" transactions with broker-dealers or other financial institutions in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its positions under such transactions at the same times, or at the same prices, as if it had purchased comparable publicly traded securities.